Summary Prospectus    July 1, 2010

JPMorgan 100% U.S. Treasury Securities Money Market Fund

Class/Ticker:        Agency/VPIXX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-766-7722 or by sending an e-mail request to global_liquidity_funds_services_us@jpmorgan.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2010, are incorporated by reference into this Summary Prospectus.

The Fund’s Objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(Expenses that you pay each year as a percentage of the
value of your investment)

	Agency
Management Fees	0.08%
Other Expenses	0.22
Shareholder Service Fees	0.	15
Remainder of Other Expenses	0.	07
Total Annual Fund Operating Expenses	0.30
Fee Waivers and Expense Reimbursements[1]	(0.04)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.26

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of the Agency Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.26% of their average daily net assets. This contract continues through 6/30/11, at which time the Service Providers will determine whether or not to renew or revise it. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/11 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
AGENCY SHARES ($)	27	92	165	377

The Fund’s Main Investment Strategy

Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes.

These investments carry different interest rates, maturities and issue dates. The interest on these securities is generally exempt from state and local income taxes. The Fund does not buy securities issued or guaranteed by agencies of the U.S. government.

The Fund is a money market fund managed in the following manner:

•	The Fund seeks to maintain a net asset value of $1.00 per share.

•	The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•	The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•	The Fund will only buy securities that present minimal credit risk.

The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.

The Fund’s Main Investment Risks

The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular securities or interest rates are not met.

Interest Rate Risk.  Changes in short-term interest rates will cause changes to the Fund’s yield. In addition, a low-interest rate environment may prevent the Fund from providing a positive yield or maintaining a stable net asset value of $1.00 per share.

Redemption Risk.  The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a net asset value of $1.00 per share. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their net asset values. In general, certain other money market funds have in the past failed to maintain stable net asset values and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund’s performance.

Risk of Regulation of Money Market Funds. The Securities and Exchange Commission (SEC) has recently adopted amendments to money market regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds. These changes may result in reduced yields achieved by certain money market funds. The SEC may adopt additional reforms to money market regulation, which may impact the operation or performance of the Fund.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Agency Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years.

To obtain current yield information call 1-800-766-7722. Past performance is not necessarily an indication of how the Fund will perform in the future.

  YEAR-BY-YEAR RETURNS

Best Quarter	4th quarter, 2000	1.54%
Worst Quarter	1st quarter, 2009 2nd quarter, 2009 3rd quarter, 2009 4th quarter, 2009	0.00%

The Fund’s year-to-date total return as of 3/31/10 was 0.00%.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2009)

	Past 1 Year	Past 5 Years	Past 10 Years
AGENCY SHARES	0.00%	2.64%	2.62%

Management

J.P. Morgan Investment Management Inc.

Purchase and Sale of Fund Shares

Purchase minimums

For Agency Shares
To establish an account	$5,000,000
To add to an account	No minimum levels

You may purchase or redeem shares on any business day that the Fund is open

•	Through your financial intermediary

•	By writing to J.P. Morgan Institutional Funds Service Center, 500 Stanton Christiana Road, 3-OPS3 Newark, DE 19713

•	After you open an account, by calling J.P. Morgan Institutional Funds Service Center at 1-800-766-7722

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SPRO-100USTS-A-710